THE PRUDENTIAL SERIES FUND
PSF PGIM Laddered Allocation S&P 500 Buffer 20 Portfolio
SUMMARY PROSPECTUS • June 11, 2025

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus, Statement of Additional Information (SAI), and other information about the Portfolio online at www.prudential.com/variableinsuranceportfolios. You can also get this information at no cost by calling 1-800-346-3778 or by sending an e-mail to: service@prudential.com. The Portfolio’s Prospectus and SAI, both dated June 11, 2025, as supplemented and amended from time to time, are hereby incorporated by reference into (legally made a part of) this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*
	Class I Shares*	Class III Shares
Management Fees	0.50%	0.50%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Administration Fees	None	None
+ Other Expenses(1)	0.13%	0.13%
Acquired Portfolio Fees and Expenses	0.50%	0.50%
= Total Annual Portfolio Operating Expenses	1.13%	1.38%
-Fee Waiver and/or Expense Reimbursement	(0.53)%	(0.53)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.60%	0.85%
* Only Class III shares are currently offered for sale. The Portfolio may commence offering Class I shares at a later date.
(1) Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated for the current fiscal year based on estimated net assets of $100 million.
(2) The Manager has contractually agreed to waive a portion of its investment management fee equal to the amount of acquired expenses as a result of investment in the affiliated Underlying ETFs. The Manager has also contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (exclusive, in all cases of distribution and/or service(12b-1)fees, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2027. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent it waives such expenses on any other share class. Expenses so waived or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver or reimbursement is made. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time the waiver and/or reimbursement was made or(ii) the expense limitation in effect at the time of recoupment. These arrangements may not be terminated or modified prior to June 30, 2027 without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years
PSF PGIM Laddered Allocation S&P 500 Buffer 20 Portfolio Class I Shares	$61	$306
PSF PGIM Laddered Allocation S&P 500 Buffer 20 Portfolio Class III Shares	$87	$385
P20BSUMPROS

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. No portfolio turnover rate is presented for the Portfolio because it has not completed its first fiscal year of operations.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
The Portfolio seeks to achieve its investment objective by providing investors with U.S. large-cap equity market exposure while attempting to limit downside risk through a “laddered portfolio” of twelve PGIM S&P 500 Buffer 20 ETFs (the “Underlying ETFs”). The Underlying ETFs seek to provide investors with limited protection against a decline in the U.S. large-cap equity market, with an upside cap on capital appreciation in that market, over a specific period.
The term “laddered portfolio” refers to the Portfolio’s investment in a series of Underlying ETFs that have target outcome period expiration dates which occur on a rolling, or periodic, basis. The rolling or “laddered” nature of the investments in the Underlying ETFs is intended to create diversification during the investment time period over which an Underlying ETF must be held to achieve its target outcome compared to the risk of acquiring or disposing of any one Underlying ETF at any one time. This diversification is intended to mitigate the risk of failing to benefit from the buffer of a single Underlying ETF due to the timing of investment in that Underlying ETF and the relative price of the reference asset or having limited or no upside potential remaining because of the cap of a single Underlying ETF. The Portfolio’s laddered approach is intended to allow the Portfolio to continue to benefit from increases in the value of the SPDR® S&P 500® ETF Trust (“SPY”) and to provide a level of downside protection for at least a portion of the Portfolio's portfolio at any given time. Depending on when the Portfolio acquires shares of an Underlying ETF, even with a laddered approach, the cap and/or buffer of an Underlying ETF may be exhausted unless the Portfolio acquires shares at the beginning of a Target Outcome Period (as defined below). Shares may be purchased at any time during the Target Outcome Period, and the Portfolio does not typically buy shares at the beginning of the Target Outcome Period.
Unlike the Underlying ETFs, the Portfolio itself does not pursue a target outcome strategy and therefore will not have a defined outcome. The buffer is only provided by the Underlying ETFs and the Portfolio itself does not provide any stated buffer against losses. The Portfolio likely will not receive the full benefit of the Underlying ETF buffers and could have limited upside potential. The Portfolio's returns are limited by the caps of the Underlying ETFs.
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in exchange-traded funds that seek to provide buffered exposure to securities included in the S&P 500 Index. Under normal market conditions, the Portfolio invests substantially all of its assets in the Underlying ETFs, generally in equal weights. The Underlying ETFs seek to provide investors with returns that match the price return of SPY, up to a predetermined upside cap, while providing a downside buffer (before fees and expenses) against the first 20% of SPY losses, generally over a one-year Target Outcome Period. The Portfolio and each Underlying ETF are advised by PGIM Investments LLC and subadvised by PGIM Quantitative Solutions LLC. SPY is an exchange-traded unit investment trust that invests in as many of the stocks in the S&P 500® Index as is practicable. PDR Services, LLC (“PDR”) serves as SPY’s sponsor. As of its most recent prospectus, the investment objective of SPY is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index.
The Underlying ETFs invest substantially all of their assets in customized equity or index option contracts known as FLexible EXchange® Options (“FLEX Options”) on the SPY. FLEX Options trade on an exchange, but provide investors with the ability to customize key contract terms like expiration date, option type (put or call), exercise style, strike price, premium, trading hours and exercise settlement, among others. Each Underlying ETF uses FLEX Options to employ a “target outcome strategy.” Target outcome strategies seek to produce a targeted range of potential returns based upon the performance of an underlying security or index (in this case, SPY). The target outcomes sought by the Underlying ETFs, which include a buffer against the first 20% (before fees and expenses) of SPY losses and a cap on upside potential, are based on the price return of SPY over an approximate one-year period beginning on the first day of the month for which each Underlying ETF is named and ending on the day before the one-year anniversary (the “Target Outcome Period”) , although certain Underlying ETFs may have a shorter Target Outcome Period during their first year of operations. Each Underlying ETF establishes a new cap annually at the beginning of each Target Outcome Period.
At the end of each Target Outcome Period, an Underlying ETF’s FLEX Options are generally allowed to expire or are sold at or near their expiration, and the proceeds are used to purchase (or roll into) a new set of FLEX Options expiring in approximately one year. This means that approximately every 30 days, one of the Underlying ETFs will undergo a “reset” of its cap and a refresh of its buffer. At any given time, the Portfolio will generally hold one Underlying ETF with FLEX Options expiring within one month, a second Underlying ETF with FLEX Options expiring within two months, a third Underlying ETF with FLEX Options expiring within three months, continuing this series up to and including twelve months. The rolling or “laddered” nature of the investments in the Underlying ETFs creates diversification of the investment time period and market level (meaning the price of SPY at any given time) compared to the risk of holding only a single Underlying ETF for its Target Outcome Period and bearing the risks associated with a specific time period. Because the Portfolio typically will not acquire shares of the Underlying ETFs on the first day of a Target Outcome Period and may dispose of shares of the Underlying ETFs before the end of the Target Outcome Period, the Portfolio may experience investment returns that are very different from those that the Underlying ETFs seek to provide. If an Underlying ETF has experienced certain levels of either gains or losses since the beginning of its current Target Outcome Period, there may be little to no ability for the Portfolio to achieve gains or benefit from the buffer for the remainder of the Target Outcome Period of an Underlying ETF.
When an investor purchases shares of a single Underlying ETF, such investor’s potential outcomes are limited by the Underlying ETF’s stated cap and buffer over a defined time period (depending on when the shares were purchased). The Portfolio’s laddered approach provides a diversified exposure to a series of the Underlying ETFs in a single investment. By owning a laddered portfolio of Underlying ETFs, the Portfolio expects to continue to benefit from any increases in the value of SPY (as caps are reset) and to provide a level of downside protection as buffers are refreshed on one of the Underlying ETFs every month based on the price of SPY at the time of the reset. This approach reduces the risk inherent in the Underlying ETFs of having the upside potential for an entire Target Outcome Period capped out in cases of rapid appreciation of SPY. It also mitigates the risk of failing to benefit from an individual Underlying ETF buffer in cases where SPY has depreciated below that specific buffer level. Approximately every 30 days, one of the Underlying ETFs will undergo a reset of its cap and a refresh of its buffer, meaning that investors will have the ability to benefit from any appreciation in SPY for future periods up to the respective caps of the Underlying ETFs and will have the benefit of the buffer for future periods. A laddered buffer portfolio can diversify timing risk, similar to how laddered bond portfolios seek to manage duration risks for investors.
The Portfolio intends only to acquire shares of Underlying ETFs in the secondary market and will not engage in any principal transactions with the Underlying ETFs. The Portfolio intends to generally rebalance its portfolio to equal weight (i.e., 8 1∕3% per Underlying ETF) quarterly. The Portfolio also will acquire and dispose of shares of Underlying ETFs in connection with cash flows related to creation and redemption activity of the Portfolio between quarterly rebalances. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Portfolio having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Portfolio’s returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures. If an over-weighted Underlying ETF underperforms the other Underlying ETFs, the Portfolio will experience returns that are inferior to those that would have been achieved if the Underlying ETFs were equally weighted.
More information about the Underlying ETFs, including the current list of Underlying ETFs in the Portfolio can be found at https://www.pgim.com/investments/etf-buffer-fund. This reference to the website does not incorporate its contents into this prospectus.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Buffered Loss Risk. There can be no guarantee that the Portfolio will provide downside protection against SPY losses. The buffer is only provided by the Underlying ETFs and the Portfolio itself does not provide any stated buffer against losses. The Portfolio likely will not receive the full benefit of the Underlying ETF buffers and could have limited upside potential. The Portfolio does not provide principal protection and a shareholder may experience significant losses including losing their entire investment. Each Underlying ETF’s strategy seeks to deliver returns that match the price return of SPY (up to the cap), while limiting downside losses, if shares are bought on the first day of a Target Outcome Period and held until the end of that Target Outcome Period. To the extent the Portfolio acquires shares of the Underlying ETFs in connection with creations of new shares of the Portfolio and during each quarterly rebalancing, the Portfolio typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, to the extent the Portfolio disposes of shares of the Underlying ETFs in connection with redemptions of shares of the Portfolio and during each quarterly rebalancing, any such dispositions typically will not occur on the last day of a Target Outcome Period. In the event that the Portfolio acquires shares after the first day of a Target Outcome Period or disposes of shares prior to the end of a Target Outcome Period, the buffer that the Underlying ETF seeks to provide may not be available. If the Portfolio purchases Underlying ETF shares during a Target Outcome Period at a time when the Underlying ETF has decreased in value by 12% or 20% (as applicable) or more from the value of the Underlying ETF on the first day of the Target Outcome Period (the “Initial Underlying ETF Value”), the buffer protection received by the Portfolio from its investments in the Underlying ETF will essentially be zero (meaning the Portfolio can lose its entire investment). If the Portfolio purchases Underlying ETF shares at a time when the Underlying ETF has decreased in value by less than 12% or 20% (as applicable) from the Initial Underlying ETF Value, the Underlying ETF's buffer protection received by the Portfolio from its investments in the Underlying ETF will be reduced by the difference between the Initial Underlying ETF Value and the NAV of the Underlying ETF on the date the Portfolio purchases the shares.

Cap Change Risk. A new cap for an Underlying ETF is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, the cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods.
Capped Upside Risk. Each Underlying ETF’s strategy seeks to provide returns that match the price return of SPY for shares acquired on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. Because the Portfolio will acquire shares of the Underlying ETFs in connection with creations of new shares of the Portfolio and during each quarterly rebalance, the Portfolio typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Portfolio will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Portfolio and during each quarterly rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event that the Portfolio acquires Underlying ETF shares after the first day of a Target Outcome Period and the Underlying ETF has risen in value to a level near or at the cap (because the Portfolio’s potential gain will be limited to the difference between the Underlying ETF's NAV on the date the Portfolio purchases Underlying ETF shares and the cap), there may be little or no ability for the Portfolio to experience an investment gain on those Underlying ETF shares; however, the Portfolio will remain vulnerable to downside risks. This could be true for all of the Underlying ETFs held by the Portfolio at a certain point in time severely limiting the Portfolio's ability to participate in gains during that time. If SPY experiences gains during a Target Outcome Period, an Underlying ETF will not participate in those gains beyond the cap. If the Portfolio buys Underlying ETF shares when the price exceeds the cap, the Portfolio will not experience any gain in respect of those Underlying ETF shares regardless of the performance of SPY.
Counterparty Risk. Underlying ETF transactions involving a counterparty (including derivatives) are subject to the risk that the counterparty will not fulfill its obligation to the Underlying ETF. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Underlying ETF. The Underlying ETF may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Options Clearing Corporation (“OCC”) acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Underlying ETF could suffer significant losses.
Equity and Equity-Related Securities Risk. From time to time, the Portfolio may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants. The value of a particular equity or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition, changes in interest rates, or heightened levels of inflation. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
FLEX Options Risk. The Underlying ETFs invest in FLEX Options. When an Underlying ETF purchases an option, it may lose the premium paid for it if the price of the underlying security, commodity or other asset decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If a put or call option purchased by the Underlying ETF were permitted to expire without being sold or exercised, its premium would represent a loss to the Underlying ETF. To the extent that the Underlying ETF writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Underlying ETF, and, in turn, the Portfolio could experience a substantial or unlimited loss. Options pricing is volatile, and the price may fluctuate based on movements in the value of the underlying asset or for reasons other than changes in the value of the underlying asset. Investments in options are considered speculative.
FLEX Options are subject to the risk that they may be less liquid than other securities, including standardized options. FLEX Options are listed on an exchange; however, there is no guarantee that a liquid trading market will exist for the FLEX Options. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options, Underlying ETF shares, and, in turn, Portfolio shares and result in the Portfolio being unable to achieve its investment objective.

FLEX Options Trading Risk. Transactions in FLEX Options are required to be centrally cleared. In a transaction involving FLEX Options, the Underlying ETF’s counterparty is the OCC, rather than a bank or broker. Since the Underlying ETF is not a member of the OCC and only members (“clearing members”) can participate directly in the OCC, the Underlying ETF will hold its FLEX Options through accounts at clearing members. For FLEX Options positions, the Underlying ETF will make payments (including margin payments) to and receive payments from the OCC through its accounts at clearing members. Although clearing members guarantee their clients’ obligations to the OCC, there is a risk that a clearing member may default. The OCC collects margin, maintains a clearing fund specifically to mitigate a clearing member default and segregates all customer accounts from a clearing member’s proprietary accounts, however customer accounts are held in an omnibus account and are not identified with the name of an individual customer. As a result, assets deposited by the Underlying ETF with a clearing member as margin for FLEX Options may be used to satisfy losses of other clients of the Underlying ETF’s clearing member. There is a risk that the assets of the Underlying ETF might not be fully protected in the event of a clearing member’s default and the Underlying ETF would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Therefore, the Underlying ETF could experience significant loss in the event of a clearing member’s default. Additionally, the OCC may be unable to perform its obligations under the FLEX Options contracts due to unexpected events, which could negatively impact the value of the Underlying ETF.
FLEX Options Valuation Risk. The FLEX Options held by the Underlying ETFs will be exercisable at the strike price only on their expiration date. As an in-the-money FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the SPY. However, the value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the SPY. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options generally include interest rate changes, dividends, the actual and implied volatility levels of the SPY’s share price, and the remaining time until the FLEX Options expire, among others. The value of the FLEX Options held by an Underlying ETF typically do not increase or decrease at the same rate as the SPY’s share price on a day-to-day basis due to these factors (although they generally move in the same direction), and, as a result, the Underlying ETF’s NAV (and, in turn, the Portfolio’s NAV) may not increase or decrease at the same rate as the SPY’s share price.
Large Capitalization Companies Risk. SPY invests in the securities of large capitalization companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Underlying ETF’s, and, in turn, the Portfolio's value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Portfolio’s shares. There is no requirement that these entities maintain their investment in the Portfolio. There is a risk that such large shareholders or that the Portfolio’s shareholders generally may redeem all or a substantial portion of their investments in the Portfolio in a short period of time, which could have a significant negative impact on the Portfolio’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Portfolio’s ability to implement its investment strategy. The Portfolio’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Portfolio may invest a larger portion of its assets in cash or cash equivalents.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. While a Portfolio Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, significant or unexpected failures, near-failures or credit downgrades of key institutions, unexpected changes in the prices of key commodities, government actions, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. These events can adversely affect the liquidity and volatility of investments held by the Portfolio, and there is no guarantee that the investment objective of the Portfolio will be achieved. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
New/Small Portfolio Risk. The Portfolio recently commenced operations and has a limited operating history. As a new and relatively small fund, the Portfolio's performance may not represent how the Portfolio is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Since the Portfolio is new, an active secondary market for the shares of the Portfolio may not develop or may not continue once developed. Shareholders holding large blocks of shares of the Portfolio, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Portfolio shares. These large shareholders may also loan or sell all or a portion of their Portfolio shares, which may result in increasing concentration of Portfolio shares in a small number of holders, and the potential for large redemptions, decreases in Portfolio assets and increased expenses for remaining shareholders.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Target Outcome Period Risk. Each Underlying ETF’s investment strategy is designed to deliver returns that match the price return of SPY if shares are bought on the day on which the Underlying ETF enters into the FLEX Options (i.e., the first day of a Target Outcome Period) and held until those FLEX Options expire at the end of the Target Outcome Period subject to the cap. Because the Portfolio will acquire shares of the Underlying ETFs in connection with creations of new shares of the Portfolio and during each quarterly rebalance, the Portfolio typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Portfolio will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Portfolio and during each quarterly rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event the Portfolio acquires shares of an underlying ETF after the first day of a Target Outcome Period or disposes of shares prior to the expiration of the Target Outcome Period, the value of the Portfolio’s investment in Underlying ETF shares may not be buffered against a decline in the value of SPY and may not participate in a gain in the value of SPY for the Portfolio’s investment period.
Underlying ETF and SPY Risk. The value of an investment in the Portfolio will be related, to a degree, to the investment performance of the Underlying ETFs, and, in turn, SPY. Therefore, the principal risks of investing in the Portfolio are closely related to the principal risks associated with the Underlying ETF and its investments. Exposure to the Underlying ETFs will also expose the Fund to a pro rata portion of the Underlying ETFs’ fees and expenses. The fluctuating value of the FLEX Options will affect the Underlying ETFs’ value, and, in turn, Portfolio's value.
The Portfolio intends to generally rebalance its portfolio to equal weight (i.e., 8 1∕3% per Underlying ETF) quarterly, in connection with the reset of each Underlying ETF. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Portfolio having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Portfolio’s returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Quantitative Solutions LLC	Marco Aiolfi, PhD	Managing Director	June 2025
		John Hall, CFA	Principal	June 2025
		Lorne Johnson, PhD	Managing Director and Portfolio Manager	June 2025
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state and local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

By Mail:	The Prudential Series Fund, 655 Broad Street, Newark, NJ 07102
By Telephone:	1-800-346-3778
On the Internet:	www.prudential.com/variableinsuranceportfolios
P20BSUMPROS